Exhibit 10.11.2

AMENDMENT No. 2

This Amendment No. 2 (the “Amendment”) to the Agreement dated 24 November 2006 by and between

(1)	BG Medicine Inc., with offices at 610 N. Lincoln Street, Waltham, Massachusetts 02451 USA, (“BGM”); and

(2)	ASTRAZENECA AB, with offices at S-151 85 Södertälje, Sweden (“Participant”) (the “Agreement”) is made effective as of the 23rd day of November (the “Amendment Effective Date”).

Recitals

WHEREAS, the Parties desire to further amend, modify and restate certain terms and conditions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1	Definitions.

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2	Modifications

2.1	Section 7.1 of the Agreement shall be amended to read as follows:

“7.1 Term. This Agreement shall commence on the Effective Date and expire on the first to occur of: (i) the completion of the HRP Initiative; or (ii) 31 December 2014.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2	The following clause shall be inserted immediately after Section 6.2 as a new Section 6.3 Renewal Payment:

“6.3 Renewal Payment. In addition to the Participation Payments provided by Participant under this Agreement, Participant shall pay BGM [***] dollars (US$[***]) (the “Renewal Payment”) within [***] ([***]) days after the last to occur of: (i) the Amendment Effective Date; and (ii) the Additional Participant Payment Notice (defined below) being provided to Participant by BGM. The Renewal Payment shall be deemed a Participation Payment for all purposes of the Agreement.”

2.3	The following clause shall be inserted immediately after Section 6.3 as a new Section 6.4 Additional Renewal Payment:

“6.4 In addition to the Renewal Payment to be provided under this Agreement (as amended), Participant, at its own discretion, may pay BGM [***] dollars (US$[***]) (the “Additional Renewal Payment”) within [***] ([***]) days written notice to BGM of the same. In the event that Participant elects to make the Additional Renewal Payment to BGM, Participant will decide, at its own discretion, when any such payment is made to BGM. For the avoidance of doubt, Participant is not under any obligation to make the Additional Renewal Payment to BGM.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4	The following clause shall be inserted immediately after Section 6.4 as a new Section 6.5 Effectiveness Contingent on Additional Participant Payment:

“6.5 Items 2.1, 2.2 and 2.3 above of this Amendment, regarding Sections 7.1 Term, 6.3 Renewal Payment, and 6.4 Additional Renewal Payment shall come into force and effect only upon written notice to the Participant by BGM that (i) at least one other participant has executed an amendment to the Agreement on substantially the same material terms hereof and that payment of additional funding has been made to BGM by the additional participant equal to or in excess of the Renewal Payment (the “Additional Participant Payment Notice”); and (ii) that BGM is otherwise satisfied , in its sole discretion, that the Renewal Payment is adequate to justify extending the term of the Agreement and continue the HRP Initiative. If BGM does not provide the Additional Participant Payment Notice on or before 10 December 2010, the change to (i) the term in Section 7.1 Term, (ii) the addition of Section 6.3 Renewal Payment; and (iii) the addition of Section 6.4 Additional Renewal Payment, under this Amendment shall not take effect and shall be null and void.

2.5	Priorities for Research Activities. The proceeds of the Renewal Payment shall fund retrospectively the costs of the HRP research activities for the period 1 January 2010 to 31 December 2010 and shall be allocated to the HRP research activities in accordance with the priorities outlined in Exhibit A, attached hereto, provided, however, that BGM, with the approval of the JSC, shall be entitled to modify such priorities in its reasonable discretion. In the event that Participant elects, at its own discretion, to make the Additional Renewal Payment to BGM in accordance with Section 6.4, BGM shall prioritise the HRP research activities outlined in Exhibit A, attached hereto, using the proceeds of the Additional Renewal Payment (unless otherwise directed by the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Participant at the time any such payment is made), provided, however, that if any material developments occur, BGM, with the approval of the JSC, shall be entitled to modify such research priorities in its reasonable discretion.

3	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4	Entire Agreement

This Amendment, together with the Agreement and the first amendment dated 20 August 2007 (the “First Amendment”), constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment and the First Amendment, supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any statements, representations, warranties or covenants of any person (whether a Party to this Agreement or not) except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability for fraud. All Exhibits referred to in this Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

5	Counterparts

This Amendment may be executed in one or more counterparts, (facsimile and electronic transmission included) each of which shall be deemed an original, but all of which together shall constitutes one and the same instrument. After facsimile or electronic transmission, the parties agree to exchange documents with original signatures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of the Amendment Effective Date:

ASTRAZENECA AB

By:	/s/ Gunner Olsson	1 Dec 2010

Name:	Gunner Olsson

Title:	VP & Head of [illegible] Innovative Medicine

BG MEDICINE, INC.

By:	/s/ Pieter Muntendam

Name:	Pieter Muntendam

Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHBIT A

Review and Prioritization of HRP Objectives

October 2010

OBJECTIVE	PRIORITY
Biolmage: Post-enrollment:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Biolmage:Imaging/Blood Core Lab Analyses:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
HRP Operations:
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.